     As filed with the Securities and Exchange Commission on August 27, 1999

                            Registration Nos. 2-90949
                                    811-4014


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No.18

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No.19

                             MERIDIAN FUND, INC.(R)
               (Exact name of Registrant as Specified in Charter)

                          60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (415) 461-6237

                              Richard F. Aster, Jr.
                             Wood Island, Suite 306
                          60 E. Sir Francis Drake Blvd.
                               Larkspur, CA 94939
                     (Name and Address of Agent for Service)
                             ----------------------

             It is proposed that this filing will become effective:

         _____ immediately upon filing pursuant to Rule 485(b)

         _____ on____________ pursuant to Rule 485(b)

         __X_ 60 days after filing pursuant to Rule 485(a)(1)

         _____ 75 days after filing pursuant to Rule 485(a)(2)

         _____ on ___________ pursuant to Rule 485 (a)

                                -----------------

                             MERIDIAN FUND, INC.(R)


                       CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

         Facing Sheet

         Contents of Registration Statement

         Part A - Prospectus for

                  MERIDIAN FUND
                  MERIDIAN VALUE FUND(R)

         Part B - Statement of Additional Information for

                  MERIDIAN FUND
                  MERIDIAN VALUE FUND(R)

         Part C - Other Information

         Signature Page

         Exhibits

        -----------------------------------------------------------------

                                     PART A

                                   PROSPECTUS

                             MERIDIAN FUND, INC.(R)
                               ------------------

                                  MERIDIAN FUND
                             MERIDIAN VALUE FUND(R)

        -----------------------------------------------------------------

        -----------------------------------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             MERIDIAN FUND, INC.(R)
                               ------------------

                                  MERIDIAN FUND
                             MERIDIAN VALUE FUND(R)

        -----------------------------------------------------------------

        -----------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

        -----------------------------------------------------------------

                             MERIDIAN FUND, INC.(R)
                         -------------------------------


                                  MERIDIAN FUND
                             MERIDIAN VALUE FUND(R)
                         -------------------------------


                                   PROSPECTUS

                                October 28, 1999


THIS PROSPECTUS CONTAINS ESSENTIAL INFORMATION FOR ANYONE CONSIDERING AN INVESTMENT IN THESE FUNDS. PLEASE READ THIS DOCUMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          -----------------------------


                         Aster Capital Management, Inc.

                               Investment Adviser

                         ------------------------------

                             MERIDIAN FUND, INC.(R)

                                TABLE OF CONTENTS

                                                                                           Page


RISK/RETURN SUMMARY AND FUND EXPENSES.....................................................    1

   MERIDIAN FUND..........................................................................    1
   MERIDIAN VALUE FUND(R).................................................................    4

FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RISKS.......................    8

   GENERAL................................................................................    8
   GROWTH INVESTING.......................................................................    8
   VALUE INVESTING........................................................................    8
   PORTFOLIO TURNOVER.....................................................................    8
   RISKS OF INVESTING IN SMALLER, NEWER COMPANIES.........................................    8
   HIGH YIELD BONDS.......................................................................    9
   FOREIGN SECURITIES.....................................................................    9
   DEFENSIVE INVESTMENTS..................................................................    9
   YEAR 2000..............................................................................    9

ORGANIZATION AND MANAGEMENT...............................................................   10

   THE INVESTMENT ADVISER.................................................................   10
   PORTFOLIO MANAGERS.....................................................................   10
   MANAGEMENT FEES AND OTHER EXPENSES.....................................................   10
   THE TRANSFER, REDEMPTION AND DIVIDEND DISBURSING AGENT.................................   10
   CUSTODIAN..............................................................................   10

SHAREHOLDER INFORMATION...................................................................   11

   HOW TO PURCHASE SHARES.................................................................   11
   HOW TO REDEEM AND TRANSFER SHARES......................................................   12
   DIVIDENDS AND TAX STATUS...............................................................   14

THE FUNDS' PERFORMANCE....................................................................   16


FINANCIAL HIGHLIGHTS......................................................................   18

   MERIDIAN FUND..........................................................................   18
   MERIDIAN VALUE FUND(R).................................................................   19

APPENDIX..................................................................................   20

   DESCRIPTION OF BOND RATINGS............................................................   20

                      RISK/RETURN SUMMARY AND FUND EXPENSES

MERIDIAN FUND

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


Objective:                          The MERIDIAN FUND seeks long-term growth of
                                    capital.

Principal Investment Strategies:    The Fund invests primarily in a diversified
                                    portfolio of publicly traded common stocks of U.S. companies. The Fund emphasizes companies that are relatively small in terms of total assets, revenues and earnings and that the Investment Adviser believes may have prospects for above average growth in revenues and earnings. These companies generally have market capitalizations between $100 million and $1.5 billion at the time of purchase.


                                    The Fund may also invest in equity-related securities (such as convertible debt securities and warrants), bonds rated A or better, and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. However, the Fund currently does not intend to invest more than 10% of its total assets, calculated at the time of purchase, in securities of foreign companies.


                                    The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer's circumstances or the political or economic outlook have changed.

Principal Investment Risks:         Because the values of the Fund's investments
                                    will change with market conditions, so will the value of your investment in the Fund.
                                    You could lose money on your investment in the Fund or the Fund could underperform other investments.


                                    The values of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies. The values of the Fund's bonds and convertible securities are affected by movements in interest rates; if rates rise, the values may fall.


                                    The values of the Fund's investments in
                                    foreign securities also depend on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets.

PERFORMANCE

         The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how the performance of the Fund's shares has varied from year to year. The bar chart shows changes in the year-to-year performance of the Fund. The table below it compares the performance of the Fund over time to the S&P 500(R), a widely recognized index of U.S. common stocks, and the Russell 2000 Index, a broad based index of 2000 mid and small capitalization stocks.

         Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                                  [BAR GRAPH]

                     Year-by-Year Total Returns as of 12/31*

                        Total
         Year          Return
         ----          ------
         1989          19.57%
         1990           4.82%
         1991          58.82%
         1992          15.51%
         1993          13.05%
         1994           0.56%
         1995          22.43%
         1996          11.19%
         1997          19.23%
         1998           3.09%



During the period covered by this total return chart, the Fund's highest quarterly return was 20.76% (for the quarter ended March 31, 1991); and the lowest quarterly return was -21.53% (for the quarter ended September 30, 1998).

                                                          Average Annual Total Returns
                                                    (For the periods ending December 31, 1998)*

                                            ----------------------------------------------------------------
                                                Past          Past 5         Past 10       Since Inception
                                                Year           Years          Years       (August 1, 1984)
                                            -------------- -------------- --------------- ------------------
             MERIDIAN FUND                      3.09%          10.97%         15.73%           14.42%
                                            -------------- -------------- --------------- ------------------
             S&P 500(R) Index                  28.62%          24.05%         19.23%           19.23%
                                            -------------- -------------- --------------- ------------------
             Russell 2000 Index                (2.55)%         11.87%         12.93%           12.88%
             -----------------------------------------------------------------------------------------------

                      * For the period January 1, 1999 through June 30, 1999 the aggregate (non-annualized) total return of the Fund was 8.20% versus 12.3% for the S&P 500(R) Index, and 8.5% for the Russell 2000 Index.

FEES AND EXPENSES

         As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases                                                       NONE
------------------------------------------------------------------------------------- ---------------------

Maximum Sales Load Imposed on Reinvested Dividends                                            NONE
------------------------------------------------------------------------------------- ---------------------

Deferred Sales Load                                                                           NONE
------------------------------------------------------------------------------------- ---------------------

Redemption Fees                                                                               NONE
------------------------------------------------------------------------------------- ---------------------

Exchange Fee                                                                                  NONE
------------------------------------------------------------------------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)

Management fees                                                                              0.81%

Rule 12b-1 expenses                                                                           NONE
------------------------------------------------------------------------------------- ---------------------

Other expenses                                                                               0.20%
------------------------------------------------------------------------------------- ---------------------

Total annual Fund operating expenses                                                         1.01%
------------------------------------------------------------------------------------- ---------------------

EXAMPLE

         Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     -        $10,000 initial investment in the Fund
     -        5% annual return
     -        redemption at the end of each period
     -        no changes in the Fund's operating expenses

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    ----------------------------------------------------------------------------

                             1             3             5            10
                            Year         Years         Years        Years
                            $104          $323          $560        $1,241

    ----------------------------------------------------------------------------

MERIDIAN VALUE FUND(R)

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


Objective:                          The MERIDIAN VALUE FUND(R) seeks long-term
                                    growth of capital.

Principal Investment Strategies:    The Fund invests primarily in a diversified
                                    portfolio of publicly traded common stocks of U.S. companies.


                                    The Fund emphasizes stocks which the
                                    Investment Adviser believes are undervalued in relation to the issuer's long-term earning power or asset value, or the stock market in general. It generally sells investments when the Investment Adviser concludes that they are fully valued. The Fund's investments may include companies that are relatively small in terms of total assets, revenues and earnings, with market capitalizations of between $100 million and $1.5 billion at the time of purchase.


                                    The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in fixed income securities, with emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds, commonly referred to as "junk bonds." These are bonds that are rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's ("S&P"), or unrated but of comparable quality as determined by the Investment Adviser. The Fund may invest up to 10% of its total assets in securities rated below Ca by Moody's or C by S&P, or, unrated but of comparable quality.


                                    The Fund may purchase high-yield bonds that the Investment Adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions for the issuer.


                                    The Fund may also invest in securities of foreign companies (denominated in U.S. dollars or foreign currencies) including emerging market companies. However, the Fund currently does not intend to invest more than 10% of its total assets, calculated at the time of purchase, in securities of foreign companies.


Principal Investment Risks:         Because the values of the Fund's investments
                                    will change with market conditions, so will the value of your investment in the Fund.
                                    You could lose money on your investment in the Fund or the Fund could underperform other investments.


                                    The values of the Fund's stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies tend to fluctuate more than those of larger, more established companies.


                                    The values of the Fund's bonds fluctuate in response to movements in interest rates. If rates rise, the values of bonds generally fall; if rates fall, the values generally rise. The longer the average maturity of the Fund's bond portfolio, the greater the change in value. The values of the Fund's convertible securities are also affected by interest rates. The values of any of the Fund's bond investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.


                                    The values of the Fund's investments in
                                    foreign securities also depend on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market securities involve greater risk and more volatility than those of companies in more developed markets.

PERFORMANCE

         The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how the performance of the Fund's shares has varied from year to year. The bar chart shows changes in the year-to-year performance of the Fund. The table below it compares the performance of the Fund over time to the S&P 500(R), a widely recognized index of U.S. common stocks.

         Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                                  [BAR GRAPH]

                     Year-by-Year Total Returns as of 12/31*

                    Total
         Year      Return
         ----      ------
         1995      23.80%
         1996      32.34%
         1997      21.37%
         1998      18.94%


During the period covered by this total return chart, the Fund's highest quarterly return was 21.71% (for the quarter ended June 30, 1997); and the lowest quarterly return was -22.64% (for the quarter ended September 30, 1998).

                          Average Annual Total Returns
                   (For the periods ending December 31, 1998)*

                                      --------------------------------
                                           Past      Since Inception
                                           Year     February 10, 1994
                                      --------------------------------
MERIDIAN VALUE FUND(R)                    18.94%        18.32%
                                      --------------------------------
S&P 500(R) Index                          28.61%        24.24%
                                      --------------------------------

         * For the period January 1, 1999 through June 30, 1999, the aggregate (non-annualized) total return of the Fund was 21.7% versus 12.3% for the S&P 500(R) Index.

FEES AND EXPENSES

         As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases                                                       NONE
------------------------------------------------------------------------------------- ---------------------

Maximum Sales Load Imposed on Reinvested Dividends                                            NONE
------------------------------------------------------------------------------------- ---------------------

Deferred Sales Load                                                                           NONE
------------------------------------------------------------------------------------- ---------------------

Redemption Fees                                                                               NONE
------------------------------------------------------------------------------------- ---------------------

Exchange Fee                                                                                  NONE
------------------------------------------------------------------------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)

Management fees                                                                              1.00%
------------------------------------------------------------------------------------- ---------------------

Rule 12b-1 expenses                                                                           NONE
------------------------------------------------------------------------------------- ---------------------

Other expenses                                                                               0.63%
------------------------------------------------------------------------------------- ---------------------

Total annual Fund operating expenses                                                         1.63%
------------------------------------------------------------------------------------- ---------------------

EXAMPLE

         Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

     -        $10,000 initial investment in the Fund
     -        5% annual return
     -        redemption at the end of each period
     -        no changes in the Fund's operating expenses

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ---------------------------------------------------------------------------

                           1             3             5            10
                          Year         Years         Years        Years

                          $167          $518         $893         $1,945

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FURTHER INFORMATION ABOUT
                    INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------
GENERAL

In selecting investments, the Investment Adviser considers the economic outlook and political conditions as well as issuer-specific criteria. In addition to the factors described below, those criteria include the issuer's growth relative to its price-earnings ratio, its financial strength and management practices and abilities, other valuation criteria, and the value of the individual securities relative to other investment alternatives.

The application of each Fund's investment policies depends on the Investment Adviser's judgment. The proportions of a Fund's assets invested in equity or debt securities or cash, particular industries, and specific issues will shift from time to time in accordance with the Investment Adviser's judgment.

Each Fund's investment objective and its investment policies other than those listed as "fundamental" in the Statement of Additional Information (SAI) may be changed by the Board of Directors without stockholder approval. Any such changes may result in a Fund having investment objectives or policies different from those which you considered appropriate at the time you invested in the Fund.

In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

GROWTH INVESTING

The companies in which the MERIDIAN FUND invests may have prospects for above-average growth in earnings and revenues because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. The Fund may also invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

VALUE INVESTING

Securities in which the MERIDIAN VALUE FUND(R) invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earning prospects of the company. If, in the Investment Adviser's opinion, a stock has reached a fully valued position, it generally will be, but need not be, sold and replaced by securities which are deemed to be undervalued in the marketplace.

The Meridian Value Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective, including the MERIDIAN FUND. Many such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

PORTFOLIO TURNOVER

Short-term trading is not intended to be the primary means by which either Fund achieves its long-term investment objective. Each Fund, however, does expect to engage in a substantial number of portfolio transactions. Each Fund's annual portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. These portfolio turnover rates and the resultant commission expenses are higher on a relative basis than those of most other mutual funds. See "Financial Highlights" for the Funds' past portfolio turnover rates. Frequent trading can result in larger distributions of capital gains to shareholders. Short-term capital gains are taxable at higher rates than long-term capital gains. A higher portfolio turnover rate will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's stockholders.

RISKS OF INVESTING IN SMALLER, NEWER COMPANIES

Each Fund's portfolio may include securities of smaller companies and less-seasoned companies which have limited operating histories and may not yet be profitable. Investments in these companies offer opportunities for capital gains, but involve significant risks, including limited product lines, markets or financial resources, dependence on a key group of managers, the absence of a ready market for the securities (or securities which trade less frequently or in a limited volume, or only in the over-the-counter market or on a regional stock exchange), volatility of the stock price, and in the case of unseasoned companies, the untested long-term viability of the firms' operations. A Fund will not invest in a company having an operating history of less than three years if immediately after and as a result of that investment the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets.

HIGH YIELD BONDS

The MERIDIAN FUND will only purchase bonds rated A or better (or, if unrated, are considered by the Investment Adviser to be of equivalent credit rating). The MERIDIAN VALUE FUND(R) may purchase high-yield, high-risk bonds (bonds rated less than Baa or BBB), which typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated less than Baa or BBB are considered speculative. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or having other marked shortcomings." See the Appendix for a complete description of the bond ratings.

FOREIGN SECURITIES

A Fund may invest in the securities of non-U.S. companies. These companies are not subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. There also may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities. Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.

DEFENSIVE INVESTMENTS

When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market conditions warrant the reduction of some or all of a Fund's equity securities holdings, a Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. During such periods a Fund may hold a portion or all of its assets in corporate debt obligations, preferred stocks, cash or money market instruments. A Fund may not achieve its investment objective while it is investing defensively.

YEAR 2000

Until recently, most computer systems have used two digits to identify the year. Without modifications to adapt to the change from "99" to "00" at the turn of the century, those systems may not be able to perform necessary functions. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. If their computer systems are not ready in time, there could be a negative effect on Fund operations. The year 2000 issue affects virtually all organizations and could adversely affect the Funds' investments.

EURO INTRODUCTION

On January 1, 1999, the European Union introduced a single European currency, the Euro. The Investment Adviser and other key service providers have taken steps to address Euro-related issues and their impact on the Funds' operations. The Funds have not experienced any adverse operational effects from the Euro conversion nor has it caused any apparent market disruptions. The Funds and the Investment Adviser will continue to monitor the effects of the conversion on the markets and issues in which the Funds invest.

--------------------------------------------------------------------------------
                           ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

MERIDIAN FUND, INC.

Meridian Fund, Inc.(R) ("Meridian") is a no-load, open-end, diversified management investment company consisting of two separate portfolios, the MERIDIAN FUND and the MERIDIAN VALUE FUND(R).

THE INVESTMENT ADVISER

Meridian has retained as investment adviser Aster Capital Management, Inc. (the "Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Investment Adviser manages the investment of the Funds' portfolios, provides administrative services and manages Meridian's other business affairs. These services are subject to general oversight by Meridian's Board of Directors.

The Investment Adviser is a professional investment management organization founded in 1985. Richard F. Aster, Jr. owns 94% of the Investment Adviser, and is President and a Director of Meridian and of the Investment Adviser.

PORTFOLIO MANAGERS

Richard F. Aster, Jr. has been primarily responsible for the day-to-day management of the MERIDIAN FUND since inception. Mr. Aster has been President of Aster Investment Management, Inc. for over fifteen years. Aster Investment Management, Inc. is an investment adviser for individuals and institutions. Mr. Aster and (since 1995) Kevin C. O'Boyle are co-managers of the MERIDIAN VALUE FUND(R).

Mr. O'Boyle has been employed by the Investment Adviser since September 1994 as Vice President of Research. Mr. O'Boyle earned his Master of Business Administration degree from the Stanford University Graduate School of Business in 1993.

MANAGEMENT FEES AND OTHER EXPENSES

Management Fees. MERIDIAN FUND pays the Investment Adviser an annual fee of 1% of the first $50 million of the Fund's average daily net assets and 0.75% of the Fund's average daily net assets in excess of $50 million. MERIDIAN VALUE FUND(R) pays the Investment Adviser an annual fee of 1% of the Fund's average daily net assets. The management fees are computed daily and paid monthly.

Expenses. Each Fund will pay all of its own expenses. Expenses which relate to both Funds (such as, for example, the fees and expenses paid to the Meridian Directors) will be allocated between Funds by the Investment Adviser in a reasonable manner.

The Investment Adviser has contractually agreed until at least October 31, 2000 to reimburse each Fund in the amount, if any, by which the aggregate operating expenses of the Fund in any fiscal year exceed 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of the average net assets, and l.5% of the remaining average net assets. Any reimbursement will be on a monthly basis, subject to year-end adjustment. Interest expense, taxes and capital items such as brokerage fees and commissions are not included as expenses for these purposes.

THE TRANSFER, REDEMPTION AND DIVIDEND DISBURSING AGENT

First Data Investor Services Group, Inc., a wholly owned subsidiary of First Data Corporation ("First Data"), serves as Transfer, Redemption and Dividend Disbursing Agent to each Fund. Its address is 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406.

CUSTODIAN

Bank of New York, 48 Wall Street, New York, NY 10286, serves as Custodian of all securities and funds owned by the Funds.

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

INITIAL PURCHASE

Minimum Initial Investment. You must invest at least $1,000 to open a stockholder account.

Application. You may purchase shares from a Fund by sending a signed, completed application form and a check or money order, payable in U.S. dollars, to:

MERIDIAN FUND, INC.(R)
c/o First Data Investor Services Group, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903

Meridian does not accept purchases by third party checks, credit cards or cash.

The Funds reserve the right to suspend or modify the continuous offering of their shares.

Application Forms and Questions.  Call Meridian at 1-800-446-6662.

Payments by Wire. If you want to pay for your initial shares by wiring funds, call First Data at 1-800-446-6662 directly to have an account number assigned and make arrangements for the timely submission of the application form. See "Purchases By Wire" for further instructions.

Share Certificates. You may obtain share certificates, for full shares only, by written request to the Transfer Agent.

Purchases through Third Parties. Meridian does not have dealer agreements and assumes no liability for the failure of a dealer to transmit your order promptly or accurately to either Fund.

TAX-DEFERRED PLANS

You may be entitled to invest in the Funds through a tax-deferred account under a prototype trust approved by the IRS (a "Plan Account"), such as an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP-IRA"), Savings Incentive Match Plan for Employees ("SIMPLE Plan"), Roth IRA, or Education IRA. There is no service charge for the purchase of Fund shares through a Plan Account but there is an annual maintenance fee of $12 per Plan Account. Semper Trust Company serves as custodian for Plan Accounts offered by Meridian. For more information about Plan Accounts along with the necessary materials to establish a Plan Account, call 1-800-446-6662 or write to Meridian Fund, Inc.(R), c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. You should consult your own tax advisors regarding the tax consequences to you of establishing or purchasing Fund shares through a Plan Account.

ADDITIONAL PURCHASES

Once you have opened an account, you may buy additional shares at any time by sending the stub from your last statement together with a check or money order for at least $50, payable in U.S. dollars, to:

Meridian Fund, Inc.(R)
c/o First Data Investor Services Group, Inc.
Post Office Box 412797
Kansas City, MO 64141-2797.

Share purchase confirmations will include a form for sending additional funds. You must include your account number.

Automatic Deductions. If you wish to have automatic deductions from a checking account, call Meridian at 1-800-446-6662 for forms.

PURCHASES BY WIRE

You may wire funds to Meridian. You should make arrangements so that your funds arrive at the same time as your instructions for the purchase of shares. Transfer funds by wire via the Federal Reserve Wire System as follows: United Missouri Bank KC N.A., ABA #10-10-00695, for First Data Investor Services Group, Inc., A/C #98-7037-0719, FBO MERIDIAN FUND (or MERIDIAN VALUE FUND(R)), Account of (name(s) as registered), Shareholder A/C #(account number). United Missouri Bank and Meridian are not liable for any loss incurred by delay in receiving money submitted by wire transfer.

PURCHASES BY TELEPHONE

Meridian may, from time to time, accept telephone purchase orders from broker-dealers and institutions previously approved by Meridian. Meridian does not have a sales or service charge but those broker-dealers may charge you for their services.

PRICE OF SHARES

Each Fund sells its shares at the next net asset value per share of the Fund determined after the Transfer Agent has received properly identified purchase funds. Net asset value per share is computed as of the close of business (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open for trading.

Net asset value is determined by totaling the value of all portfolio securities, cash, other assets, including accrued interest and dividends, held by a Fund, and subtracting from that total all liabilities, including accrued expenses. The total net asset value is divided by the total number of shares outstanding to determine the net asset value of each share. Securities in the Fund's portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board of Directors of Meridian believes would reflect accurately the securities' fair value. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold. Short-term securities with original or remaining maturities more than 60 days are valued at the mean of their quoted bid and asked prices. Short term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Meridian's Transfer Agent will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGES BETWEEN FUNDS

You may exchange shares from one Fund to the other Fund, subject to the minimum investment requirements of the Fund purchased. To exchange shares, write Meridian's Transfer Agent (see "Redemption and Transfer of Shares") or -- if you have submitted a signed Account Application which indicates that you have not declined the option -- telephone 1-800-446-6662 toll-free. By using the telephone exchange option, you agree to indemnify and hold harmless Meridian, the Transfer Agent, the Investment Adviser and each of their respective directors, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of this privilege. If a Fund, the Transfer Agent or the Investment Adviser, as the case may be, does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund or one of those other parties may be liable for losses due to unauthorized or fraudulent instructions. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "How to Purchase Shares -- Price of Shares.")

EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

EXCHANGE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.


HOW TO REDEEM AND TRANSFER SHARES

BY MAIL

You may redeem shares of a Fund by mail by writing directly to Meridian's Transfer Agent, First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. If you send a redemption request to Meridian directly, rather than to its Transfer Agent, Meridian will forward your request to the Transfer Agent, but the effective date of redemption may be delayed until the request is received by the Transfer Agent.

You must sign the redemption request exactly as your name appears on the registration form and must include the account number. If more than one person owns the shares, all owners must sign the redemption request exactly as their names appear on the registration.

You must deliver stock certificates for any shares to be redeemed together with the signed redemption request.

Signature guarantees, when required as described below, and any additional documents required by Meridian for shares owned by corporations, executors, administrators, trustees or guardians, also must accompany the redemption request.

A request for redemption will not be processed until all of the necessary documentation has been received in proper form by the Transfer Agent. If you have questions about what documents are required, call First Data at 1-800-446-6662.

BY TELEPHONE OR TELEGRAM

You may redeem shares of a Fund by telephone by calling First Data at 1-800-446-6662 during normal business hours. You also may send a telegram or an overseas cable to First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, for the account of the Fund.

You may elect at any time to use the telephone or telegram redemption service. You may make that election on the initial application form or on other forms prescribed by the Fund. An executed authorization form must be on file with the Transfer Agent before you may use the service. Share certificates for the shares being redeemed must be held by the Transfer Agent. A corporation (or partnership) also must submit a corporate resolution (or certificate of partnership) indicating the names, titles and the required number of signatures authorized to act on its behalf. The authorization form must be signed by a duly authorized officer(s) and the corporation seal affixed.

By signing a Telephone Redemption Authorization form or otherwise using telephone redemption privileges, you have agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds provide written confirmation of transactions initiated by telephone to confirm that telephone transactions are genuine. As a result of this policy, you may bear the risk of any financial loss in the event of such a transaction; provided, however, that if a Fund or the Transfer Agent fails to employ this and other established procedures, the Fund or the Transfer Agent may be liable.

When using the telephone or telegram redemption service, you must give the full registration name, address, number of shares or dollar amount to be redeemed, Fund account number and name of the Fund in order for the redemption request to be processed.

First Data and Meridian reserve the right to refuse any telephone or telegram instructions and may discontinue these redemption options upon 30 days written notice.

At times of peak activity it may be difficult to place requests by phone. During these times, consider sending your request in writing.

REDEMPTION BY WIRE

You can request transmittal of redemption proceeds directly to your predesignated account at a domestic bank if the proceeds are at least $5,000. Proceeds of less than $5,000 will be mailed to your registered address of record. The Fund will pay wire charges and other costs. Any changes or exceptions to the original election must be made in writing, with signature guaranteed, and will be effective upon receipt by the Transfer Agent.

REDEMPTION PRICE AND CONDITIONS

All shares of the Funds may be redeemed at the next net asset value per share of the Fund determined after receipt of a redemption request, if in good order, by the Transfer Agent. (See "How to Purchase Shares -- Price of Shares.") Because the net asset value of a Fund's shares will fluctuate as a result of changes in the market value of the securities it owns, the amount you receive upon redemption may be more or less than the amount you paid for the shares. Payment for shares redeemed in writing, by telephone or by telegram, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided in this Prospectus cannot be accepted. In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

Investment dealers handling redemption transactions may charge you for the service. You will not be charged if you redeem shares directly through the Transfer Agent.

Requests for redemptions will not be honored until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can take as long as fifteen days. If you have questions about the proper form for redemption, call the Transfer Agent at 1-800-446-6662.

MANDATORY REDEMPTION

If your account in a Fund falls below $750 for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds.

SIGNATURE GUARANTEE

To prevent fraudulent redemptions Meridian requires that the signature of each stockholder be guaranteed for all redemptions greater that $25,000 or those directed to an address or individual other than the holder of record.

Signatures must be guaranteed by a representative of an eligible guarantor institution. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

The signature guarantees must appear, together with the signatures of the registered owners on one of the following: (1) a written request for redemption, which identifies clearly the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed, (2) a separate instrument of assignment which should specify the total number of shares to be redeemed (this "stock power" may be obtained from Meridian or First Data, or from most banks and stockbrokers), or (3) all stock certificates tendered for redemption, or on the letter of stock power if shares are held by the Transfer Agent.

SHARE TRANSFERS

You may transfer shares of a Fund by delivering to First Data: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See "Signature Guarantee.") Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. If you have questions about the documents required, call First Data (1-800-446-6662). If the transfer establishes a new account, you must also submit a new application. Meridian is not bound to record any transfer on the stock transfer books maintained by First Data until First Data has received all required documents.

KEEPING YOU INFORMED

After you invest, during the year we will send you the following communications:
- confirmation statements
- account statements, mailed after the close of each calendar quarter
- annual and semiannual reports, mailed approximately 60 days after June 30 and December 31
- 1099 tax form, sent by January 31
- annual updated prospectus, mailed to existing stockholders in the Fall.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND DISTRIBUTIONS

Meridian declares and pays annually to the stockholders of each Fund dividends from net investment income. The amount depends on earnings, the financial condition of the Fund and other factors. We will distribute any net realized capital gains to shareholders annually after the end of the fiscal year. A Fund may make an additional dividend or capital gain distribution near the end of the calendar year.

We will automatically reinvest dividends and capital gain distributions in shares, at net asset value (without sales charge), unless you otherwise instruct the Transfer Agent in writing.

The value of shares will be reduced by the amount of dividends and distributions. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

UNDELIVERABLE REDEMPTION CHECKS

If you choose to receive distributions in cash and distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

FEDERAL TAXES

Dividends are taxable as ordinary income. Taxes on capital gains distributed by the Funds vary with the length of time the Fund has held the security - not how long you have been invested in the Fund.

Dividends generally are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or in additional shares.

You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

An exchange of shares is considered a sale, and any related gains may be subject to federal and state taxes.

Foreign shareholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

The Funds may incur foreign income taxes in connection with some of their foreign investments. Certain of these taxes may be credited to shareholders.

A Fund must withhold 31% of your taxable dividends, capital gains distributions and redemptions if you have not provided the Fund your taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct tax identification number (social security number for most investors) on your account application.

Further federal income tax information is contained in the SAI. You should consult your individual tax advisors with respect to your particular tax situations as well as the state, foreign, and local tax consequences of investments in shares of the Funds.

                             THE FUNDS' PERFORMANCE


                                  MERIDIAN FUND
                AS COMPARED TO S &P 500 AND RUSSELL 2000 INDEXES


Value of $10,000 invested in Meridian Fund, the S&P 500(R) & the Russell 2000


                                    [GRAPH]

             S&P 500(R    Value of                                   Russell 2000   Value of
               Index      $10,000                                       Index       $10,000
             Including   Invested      Value of                       Including     Invested
   Date      Dividends  S&P 500(R)   Meridian Fund    Meridian Fund   Dividends     Russell
-----------------------------------------------------------------------------------------------
  6/30/89      768.37     $10,000      $18,948          $10,000            547.40      $10,000
  6/30/90      897.00     $11,674      $22,683          $11,971            563.61      $10,296
  6/30/91      961.82     $12,518      $23,959          $12,645            571.08      $10,433
  6/30/92     1091.24     $14,202      $28,990          $15,300            654.11      $11,949
  6/30/93     1240.02     $16,138      $37,542          $19,813            824.24      $15,057
  6/30/94     1258.06     $16,373      $38,850          $20,503            860.02      $15,711
  6/30/95     1585.90     $20,640      $45,237          $23,874           1032.98      $18,871
  6/30/96     1997.90     $26,002      $54,918          $28,983           1279.74      $23,379
  6/30/97     2691.09     $35,023      $62,561          $33,071           1488.68      $27,195
  6/30/98     3502.11     $45,578      $73,146          $38,603           1734.42      $31,685
  6/30/99     4297.79     $55,934      $75,377          $39,781           1760.44      $32,160

              -------------------------------
                      Meridian Fund
               Average Annual Total Return
              One Year                 3.05%
              Five Years              14.18%
              Ten Years               14.81%
              -------------------------------

            Past performance is not predictive of future performance.

MANAGEMENT'S DISCUSSION OF MERIDIAN FUND PERFORMANCE

The Meridian Fund's investment performance of 3.05% during the fiscal year ended June 30, 1999, reflected the lackluster performance of small and medium sized growth stocks. For example, the Russell 2000 index was up 0.06% during this same period. The Fund's best performing areas included cellular communications, energy, hotels and lodging, industrial products and services, insurance, leisure and amusement, restaurants, retail, and telecommunications. The worst performing groups were banking and finance, consumer products and services, correctional and detention facilities, health services, real estate, technology, and transportation. Of a total of 82 investments, 46 advanced and 36 declined.

NEW BENCHMARK INDEX

The S&P 500(R) index is a market capitalization weighted index of 500 large capitalization securities. The Adviser has determined that a more appropriate benchmark for the Meridian Fund is the Russell 2000 index because the Meridian Fund invests primarily in mid and small capitalization securities and that the weighting given the largest capitalization securities within the S&P 500(R) has increased dramatically over the past several years. The Russell 2000 is a broad based index of 2000 mid and small capitalization securities. The returns of both benchmark indices have been presented for comparison.

                             MERIDIAN VALUE FUND(R)

Value of $10,000 invested in Meridian Value Fund(R) & the S&P 500(R)


                                    [GRAPH]

                               S&P 500(R)           Value of                                                 Value of
                                Index             $10,000                                                    $10,000
                              Including           Invested         Value of                 Russell          Invested
          Date                Dividends           S&P 500(R)     Meridian Value Fund(R)       2000           Russell
----------------------------------------------------------------------------------------------------------------------
         2/10/94               1313.36             $10,000           $10,000                $10,000
         6/30/94               1258.06              $9,579            $9,870                $ 9,870           240.29
         6/30/95               1585.90             $12,075           $10,270                $10,270           283.63
         6/30/96               1997.90             $15,212           $15,320                $15,320           346.62
         6/30/97               2691.09             $20,490           $18,468                $18,468           396.37
         6/30/98               3502.11             $26,665           $23,279                $23,279           457.39
         6/30/99               4297.79             $32,724           $27,683                $27,683           457.68


 --------------------------------------
         Meridian Value Fund(R)
      Average Annual Total Return
 One Year                       18.92%
 Since Inception                20.83%
 --------------------------------------

         Past performance is not predictive of future performance.


MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE

The Meridian Value Fund's(R) average return from inception to June 30, 1999 was 20.8% compared to 24.6% for the S&P 500(R) with dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising an average of approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. For the four year period June 30, 1995 through June 30, 1999, the Meridian Value Fund's(R) average annual total return was 28.1% compared to 28.3% for the S&P 500(R) with dividends. The Meridian Value Fund's(R) investment performance of 18.92% during the fiscal year ended June 30, 1999, resulted primarily from investments in the technology, telecommunications/cable equipment, retail, healthcare, and consumer product sectors. The worst performing investments were in the apparel/shoe and industrial services sectors.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual reports, which are available upon request and incorporated by reference in the SAI.

                                  MERIDIAN FUND

         Selected data for each share of capital stock outstanding throughout each period.

----------------------------------------------------------------------------------------------------------------------------------
                                             FOR THE FISCAL YEARS ENDED JUNE 30,
----------------------------------------------------------------------------------------------------------------------------------
                       1999        1998        1997        1996        1995        1994       1993      1992      1991      1990
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Net Asset Value
   -- Beginning
   of period ......  $  33.26    $  33.20    $  32.21    $  27.29    $  24.27    $  23.87    $ 18.97   $ 17.24   $ 17.71   $ 15.93
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Income from
Investment
   Operations

Net Investment
Income
   (loss) .........      0.16        0.27        0.40        0.30        0.27        0.09      (0.01)     0.07      0.20      0.06
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Net Gains (Losses)
  on Securities
  (both realized
  and unrealized) .     (0.50)       4.92        3.71        5.47        3.63        0.76       5.51      3.45      0.49      2.84
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Total From
  Investment
  Operations ......     (0.34)       5.19        4.11        5.77        3.90        0.85       5.50      3.52      0.69      2.90
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Less Dividends and
  Distributions

Dividends from net
  investment income     (0.14)      (0.32)      (0.36)      (0.31)      (0.18)      (0.02)     (0.04)    (0.09)    (0.12)    (0.48)
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Distributions from
  net realized
  capital gains ...     (6.50)      (4.81)      (2.76)       (.54)       (.70)       (.43)      (.56)    (1.70)    (1.04)    (1.04)
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Total Dividends
  and Distributions     (6.64)      (5.13)      (3.12)      (0.85)      (0.88)      (0.45)     (0.60)    (1.70)    (1.04)    (0.64)
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Net Asset Value -
  End of Period ...  $  26.28    $  33.26    $  33.20    $  32.21    $  27.29    $  24.27    $ 23.87   $ 18.97   $ 17.24   $ 17.71
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Total Return ......      3.05%      16.92%      13.92%      21.40%      16.44%       3.48%     29.50%    21.00%     5.62%    19.71%
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Ratios/Supplemental
  Data

Net Assets, End of
  Period (in
  thousands) ......  $185,683    $296,803    $353,029    $384,087    $328,153    $199,191    $78,581   $18,363   $12,350   $11,058
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Ratio of Expenses
  to Average Net                                                                                                               \
  Assets ..........      1.01%       0.95%       0.96%       0.96%       1.06%       1.22%      1.47%     1.75%     1.68%     2.08%
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   -------
Ratio of Net
  Investment
  Income (Loss) to
  Average Net
  Assets..........       0.49%       0.76%       1.23%       0.99%       1.18%       0.38%      (.01%)    0.24%     0.98%      0.14%
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   --------
Portfolio Turnover
  Rate ............        51%         38%         37%         34%         29%         43%        61%       61%       85%        66%
                     --------    --------    --------    --------    --------    --------    -------   -------   -------   --------

                             MERIDIAN VALUE FUND(R)

         Selected data for each share of capital stock outstanding throughout each period.

------------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE FISCAL YEARS ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------
                                  1999            1998            1997             1996             1995             1994(+)
                              ------------    ------------    ------------     ------------     ------------      ------------
Net Asset Value
   -- Beginning of period ..  $      19.30    $      17.40    $      15.32     $      10.27     $       9.87      $      10.00
                              ------------    ------------    ------------     ------------     ------------      ------------
Income from Investment
  Operations................
                              ------------    ------------    ------------     ------------     ------------      ------------
Net Investment Income
   (loss) ..................         (0.10)          (0.19)          (0.26)           (0.10)           (0.04)             0.00
                              ------------    ------------    ------------     ------------     ------------      ------------
Net Gains (Losses) on
  Securities (both realized
  and unrealized) ..........          3.56            4.32            3.20             5.15             0.44             (0.13)
                              ------------    ------------    ------------     ------------     ------------      ------------
Total From Investment
  Operations ...............          3.46            4.13            2.94             5.05             0.40             (0.13)
                              ------------    ------------    ------------     ------------     ------------      ------------
Less Dividends and
  Distributions.............
                              ------------    ------------    ------------     ------------     ------------      ------------
Distributions from Net
  Realized Capital Gains ...         (0.47)          (2.23)          (0.86)            0.00             0.00              0.00
                              ------------    ------------    ------------     ------------     ------------      ------------
Total Dividends and
  Distributions ............         (0.47)          (2.23)          (0.86)            0.00             0.00              0.00
                              ------------    ------------    ------------     ------------     ------------      ------------
Net Asset Value - End of
  Period ...................  $      22.29    $      19.30    $      17.40     $      15.32     $      10.27      $       9.87
                              ------------    ------------    ------------     ------------     ------------      ------------
Total Return ...............         18.92%          26.05%          20.55%+          49.17%            4.05%+           (1.30)+
                              ------------    ------------    ------------     ------------     ------------      ------------

Ratios/Supplemental Data
Net Assets, End of Period ..  $ 24,912,455    $ 12,196,379    $  7,340,110     $  3,471,507     $    715,021      $    391,538
                              ------------    ------------    ------------     ------------     ------------      ------------
Ratio of Expenses to Average
  Net Assets ...............          1.63%           2.16%           2.51%*           2.55%*           2.78%*            1.28%*
                              ------------    ------------    ------------     ------------     ------------      ------------
Ratio of Net Investment Loss
  to Average Net Assets ....         (0.65%)         (1.35%)         (1.96%)*         (1.36%)*         (0.58%)*          (0.07%)*
                              ------------    ------------    ------------     ------------     ------------      ------------
Portfolio Turnover Rate ....           124%            133%            144%             125%              77%              194%
                              ------------    ------------    ------------     ------------     ------------      ------------


(+)   From commencement of operations on February 10, 1994.

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, 14.64% and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28%, 12.44% and 10.02%, for the periods ended June 30, 1997 through June 30, 1994, respectively

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                           DESCRIPTION OF BOND RATINGS

         MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:

         "AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         "AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

         "A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

         "BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

         "BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.

         Bonds in this class are characterized by uncertainty of position."

         "B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

         "CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

         "CA -- Speculative in a high degree; often in default or have other marked shortcomings."

         "C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

         STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality as described below:

         "AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

         "AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

         "A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rate categories."

         "BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

         "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

         "C1 -- Reserved for income bonds on which no interest is being paid."

         "D -- In default and payment of interest and/or repayment of principal is in arrears."

--------------------------------------------------------------------------------
For more information about MERIDIAN FUND, INC.(R) the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including operations and investment strategies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                             MERIDIAN FUND, INC.(R)
                  C/O FIRST DATA INVESTORS SERVICES GROUP, INC.
                               3200 HORIZON DRIVE
                                 P.O. BOX 61503
                         KING OF PRUSSIA, PA 19406-0903
                                  800- 446-6662

You can also review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. In addition, you can get text-only copies:

         - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330

         -        Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file No. 811- 4014

                             MERIDIAN FUND, INC.(R)


                       STATEMENT OF ADDITIONAL INFORMATION
                                October 28, 1999


         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated October 28, 1999, as supplemented from time to time, which includes Meridian Fund and Meridian Value Fund(R). Copies of the Prospectus may be obtained at no charge by writing to Meridian Fund, Inc.(R) c/o First Data Investors Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by calling
(800) 446-6662. In this Statement of Additional Information the Meridian Fund and Meridian Value Fund(R) may be referred to collectively as the "Funds" or individually as a "Fund." Aster Capital Management, Inc. (the "Investment Adviser") is the investment adviser to the Funds. Each Fund is a separate, diversified series of Meridian Fund, Inc.(R) ("Meridian"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to stockholders for the fiscal year ended June 30, 1999, including the Auditors' Report dated July 26, 1999. Copies of the Funds' Annual and Semiannual Reports to stockholders are available, upon request, by calling
(800) 446-6662 or by writing to Meridian Fund, Inc.(R), c/o First Data Investors Services Group, Inc. 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.



                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO TECHNIQUES.............      1

INVESTMENT RESTRICTIONS..............................................      5

DIRECTORS AND OFFICERS...............................................      7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................      8

INVESTMENT MANAGEMENT................................................      9

EXECUTION OF PORTFOLIO TRANSACTIONS..................................     10

PURCHASE, REDEMPTION AND PRICING OF SHARES...........................     12

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES...........................     13

INVESTMENT RESULTS...................................................     15

FURTHER INFORMATION ABOUT MERIDIAN...................................     16

ADDITIONAL INFORMATION...............................................     17

FINANCIAL STATEMENTS.................................................     17

                             MERIDIAN FUND, INC.(R)

         Meridian was incorporated in Maryland as an open-end management investment company on March 5, 1984. The authorized capital stock of Meridian consists of 50,000,000 shares of Common Stock (par value $.01 per share), with 25,000,000 shares presently allocated to each of two series. Each of the Funds corresponds to a distinct series of Meridian's Common Stock with a separate and distinct diversified investment portfolio. Each of the Funds' shares has equal dividend, distribution, redemption, liquidation and noncumulative voting rights. In the future, from time to time, Meridian's Board of Directors (the "Board of Directors") may, in its discretion, increase the amount of authorized shares and/or establish additional funds and issue shares of additional series of Meridian's Common Stock.


            INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO TECHNIQUES

         The Prospectus presents each Fund's investment objectives, policies and techniques. The following discussion provides additional information on those policies and identifies certain policies not discussed in the Prospectus.

         SECURITY LOANS - Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans will be callable at any time on reasonable notice by the Fund and must be secured fully at all times by cash or cash equivalents. Such loans allow the Fund to receive income on the loaned securities while earning interest on the collateral. This collateral will be invested in short-term obligations. A Fund will not lend portfolio securities which, when valued at the time of the loan, have a value in excess of 10% of the Fund's total assets. The Fund will seek to negotiate loan terms requiring that the value of the collateral always be maintained at some level relative to the value of the loaned securities. When a security loan is made, the collateral and loaned securities will be valued each business day, and the borrower may be required to increase the amount of collateral if the market value of the loaned securities increases. A loan may be terminated by the borrower or by the Fund at any time on reasonable notice. The borrower, on termination of the loan, is required to return the securities to the Fund. Any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. When loaned securities grant voting or consent rights, which pass to the borrower, the Fund will call the securities to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities.

         As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         CASH-EQUIVALENT INSTRUMENTS - Other than as described under "Investment Restrictions" below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Adviser believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's Corporation ("Standard & Poor's") or P-2 by Moody's Investors Service, Inc. ("Moody's"), certificates of deposit or other deposits of banks deemed creditworthy by the Investment Adviser pursuant to standards adopted by the Board of Directors; time deposits and bankers' acceptances (but the Funds may not enter into repurchase agreements related to any of the foregoing). A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

         NON-U.S. SECURITIES - Investing in foreign companies involves certain considerations, including those set forth in the Prospectus and below, which are not typically associated with investing in United States companies. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exists in the United States.

         The Funds could incur additional costs in connection with their investment activities outside the U.S. The maintenance of assets in certain jurisdictions may result in increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payment of dividends). Dividends or interest paid by non-U.S. issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends or interest paid to a Fund by United States issuers. A Fund will incur costs in connection with foreign exchange transactions necessary for the purchase and sale of non-U.S. securities and the receipt of dividends and interest.

         The Funds will not hold currencies other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currencies are not fully exchangeable into U.S. dollars without legal restriction at the time of investment. The Funds may purchase securities that are issued by an issuer of one nation but denominated in the currency of another nation (or a multinational currency unit).

         The Funds may hold foreign equity securities in the form of American Depository Receipts or Shares ("ADRs"), European Depository Receipts ("EDRs"), Continental Depository Receipts ("CDRs") or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use on the U.S. securities markets.

         DEBT SECURITIES - There are a number of risks generally associated with investments in debt securities, including convertible securities. Yields on short, intermediate and long term securities generally depend on a variety of factors including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation than obligations with shorter maturities and lower yields.

         The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Appendix A of the Prospectus describes the ratings. Credit ratings evaluate the safety of principal and interest payment of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

         After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the Fund to sell the security, but the Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

         CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS (Meridian Value Fund(R) only)

                  Sensitivity to Interest Rate and Economic Change - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interests rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the Fund's net asset value.

                  Payment Expectations - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased current return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

                  Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of those bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                  Legislation or Regulation - Future legislation or regulation may limit the issuance of high-yield, high-risk bonds, which could have a negative effect on the market for high-yield, high-risk bonds.

         VARIABLE, FLOATING RATE AND SYNTHETIC OBLIGATIONS - Each Fund may invest in fixed income securities with interest rates which fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit a Fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. Each Fund may also invest in "synthetic" securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

         CONVERTIBLE SECURITIES AND WARRANTS - Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's investment.

         TEMPORARY DEFENSIVE INVESTMENTS - When a Fund adopts a temporary defensive posture, as described in the Prospectus, a portion or all of the Fund's investments during that period may be held in corporate debt obligations, preferred stocks, cash or money market instruments, including, but not limited to, obligations issued or guaranteed as to principal or interest by the United States government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and short-term commercial paper of U.S. corporations. Investment income may increase during that period.

         Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         INVESTMENT IN ILLIQUID SECURITIES - Each Fund may invest up to 10% of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values those securities within seven days. The Investment Adviser has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board of Directors.

         The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

         The Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register those securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell the security and the registration of the security permitting sale. During that time the price of the security will be subject to market fluctuations.

         The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of those investments. If the securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Adviser may determine in particular cases, pursuant to standards adopted by the Board of Directors, that the securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing those securities.

         PORTFOLIO TURNOVER - Neither Fund intends to engage in short-term trading of portfolio securities as a means of achieving its investment objective of seeking long-term growth of capital. However, either Fund may sell portfolio securities regardless of the length of time they have been held whenever the sale, in the Investment Adviser's opinion, will strengthen the Fund's position and contribute to its investment objective. Changes in a Fund's portfolio will be made whenever the Investment Adviser believes they are advisable (e.g. as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision such as changes in the economics of an industry or a particular company). These investment changes will be made usually without reference to the length of time a security has been held and, therefore, there may be a significant number of short-term transactions.

         Each Fund, as a result of the investment policies described above, expects to engage in a substantial number of portfolio transactions. Each Fund's annual portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. A 100% turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a year (excluding all securities whose maturities at acquisition were one year or less) were equal to 100% of the average monthly value of the securities held by the Fund during that year. A higher portfolio turnover rate will increase aggregate brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund's stockholders. (See "Execution of Portfolio Transactions.")

         ADDITIONAL CONSIDERATIONS - Investments by a Fund in equity securities are subject to stock market risks. The U.S. stock market tends to be cyclical, with periods when stocks generally rise and periods when stock prices generally decline. As of the date of the Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at close to record levels. There can be no guarantee that those levels will continue.


                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. These policies and restrictions cannot be changed as to a Fund without approval by the holders of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act"), means the vote (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting security of each Fund is its Common Stock. These restrictions provide that a Fund may not:

         (1) invest more than 25% of the value of its assets in the securities of a single issuer, nor may the remaining 75% of the assets contain any investments in any other single issuer, which, immediately after such purchase, exceed 5% of the value of the assets (except for obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

         (2) purchase the securities of companies in a particular industry if thereafter more than 25% (for Meridian Value Fund(R), 25% or more) of the value of the Fund's total assets would consist of securities issued by companies in that industry. This restriction does not apply to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities;

         (3) acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer; or

         (4) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and after such purchase not more than 5% of the value of the Fund's total assets would consist of such securities, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.

         (5) invest in companies for the purpose of exercising control or management;

         (6) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interest therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts);

         (7) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;

         (8) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of debt securities, including the purchase of bank obligations such as certificates of deposit and bankers' acceptances, and (ii) lending portfolio securities with a value not in excess of 10% of total assets at the time of the loan. The Fund will not enter into repurchase agreements;

         (9) make short sales of securities;

         (10) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

         (11) underwrite the securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal or State securities laws;

         (12) invest in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor) if immediately after and as a result of such investment the value of the Fund's holdings of such securities exceeds 25% of the value of the Fund's total assets. This restriction does not apply to any obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

         (13) borrow for investment purposes or issue senior securities. The Fund, however, may borrow from banks an amount not to exceed 5% of the Fund's total assets, determined immediately after the time of the borrowing, as a temporary measure for extraordinary or emergency purposes;

         (14) participate on a joint or a joint-and-several basis in any trading account in securities (The aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.);

         (15) knowingly purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers;

         (16) purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors, officers or employees of the Fund or the Investment Adviser individually own beneficially more than 1/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities;

         (17) purchase or write put or call options; or

         (18) invest more than 10% of its net assets in securities and other assets for which there is no ready market.

         For investment restriction (2) with respect to Meridian Fund, a nonfundamental policy provides that the Fund will not purchase securities in any one industry equaling 25% or more of the Fund's total net assets.

         Each Fund also is subject to other restrictions under the 1940 Act; however, the registration of Meridian under the 1940 Act does not involve any supervision by any Federal or other agency of the Fund's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

         DETERMINATION OF PORTFOLIO PERCENTAGE RESTRICTIONS - If a percentage restriction on investment or utilization of assets set forth under "Investment Restrictions" and other fundamental restrictions is adhered to at the time an investment is made, a later change in percentage resulting from changing market values or a similar type of event will not be considered a violation of a Fund's fundamental restrictions (except with respect to the limitation on borrowing).

                             DIRECTORS AND OFFICERS

         The names and addresses of the directors and officers of Meridian and their principal occupations, certain other affiliations during the past five years and age are given below.

*+   Richard F. Aster, Jr.                 Chairman of the Board and    Aug. 1985 - Present:  Aster Capital
        60 East Sir Francis Drake          President                    Management, Inc., Pres.; March 1977
        Boulevard, Suite 306                                            - Present:  Aster Investment
        Larkspur, CA  94939                                             Management Co., Inc., Pres.
        Age:  59

*    Michael S. Erickson                   Director                     May 1987 - Present:  Private
**      1 Baja Court                                                    Investor; May 1993 - Sept. 1994:
        Corte Madera, CA                                                Aster Investment Management, Inc.,
        94925-1801                                                      Analyst; Sept. 1989 - Oct. 1992:
        Age:  47                                                        Romic Partners, Inc., President.

**   James Bernard Glavin                  Director                     Sept. 1994 - Present:  The Immune
        5935 Darwin Court                                               Response Corp., Chairman of the
        Carlsbad, CA  92008-7302                                        Board; Apr. 1987 - Sept. 1994:  The
        Age:  64                                                        Immune Response Corp., CEO.

+    Michael Stolper                       Director                     Sept. 1975 - Present:  Stolper &
        One America Plaza                                               Company Inc., Pres., investment
        600 West Broadway                                               adviser and broker-dealer.
        Suite 1010
        San Diego, CA  92101-3355
        Age:  54

**   Herbert Charles Kay                   Director                     Private Investor.
        3906 Strand Avenue
        Manhattan Beach, CA  90266
        Age:  62

     Gregg B. Keeling                      Principal Accounting         April 1999 - Present:  Aster
        60 E. Sir Francis Drake            Officer, Principal           Capital Management, Inc., Vice
        Boulevard, Suite 306               Financial Officer,           Pres. of Operations; April 1999 -
        Larkspur, CA  94939                Treasurer and Secretary      Present:  Aster Investment
        Age:  44                                                        Management Co., Inc., Vice Pres. of
                                                                        Operations; Sept. 1998 - March
                                                                        1999:  IPEO, Inc., CFO; Aug. 1994 -
                                                                        Aug. 1998:  Deloitte & Touche, LLP,
                                                                        Certified Public Accountant.


*        Member, Executive Committee

**       Member, Audit Committee

+ Director who is an "interested person," as defined in Section 2(a)(19) of the 1940 Act.

----------

         Mr. Stolper is a director of BDI Investment Company, a registered investment company that invests primarily in tax exempt securities, and of Janus Capital, a registered investment adviser that manages mutual funds. Mr. Stolper owns 6% of Aster Capital Management, Inc., Meridian's Investment Adviser.

         Meridian pays no salaries or other compensation to its directors or officers other than fees to directors who are unaffiliated with the Investment Adviser. Each such unaffiliated director is paid a director's fee of $1,000 per year, plus a $1,000 investment in one of the Funds, and expenses, for each Board of Directors' meeting attended.

         The total compensation paid by Meridian to each Director during the fiscal year ended June 30, 1999 is set forth below:

                                                             Total Compensation
                 Name of Director                               From Meridian
                 ----------------                               -------------
                 Richard F. Aster, Jr.                          $ ___________
                 Michael S. Erickson                            $ ___________
                 James Bernard Glavin                           $ ___________
                 Michael Stolper                                $ ___________
                 Herbert Charles Kay                            $ ___________

         For information as to the ownership of shares by officers and Directors of Meridian, see below under "Control Persons and Principal Holders of Securities."

         All officers of Meridian are employees of the Investment Adviser. Meetings of the Board of Directors are held after each Annual or Special Shareholders Meeting and from time to time as the Board deems necessary. The Executive Committee will meet, as required, when the full Board does not meet, for the purpose of reviewing a Fund's investment portfolio. The Executive Committee has the authority to exercise all of the powers of the Board of Directors at any time when the Board is not in session, except the power to declare dividends or distributions, to authorize the issuance of securities, to amend Meridian's Bylaws, to recommend to stockholders of a Fund any action requiring their approval, or as otherwise required by the 1940 Act. The Audit Committee will meet from time to time with Meridian's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Beneficial ownership in the Funds by the Directors and officers as of September 30, 1999, was as follows:

                                       Meridian Fund                    Meridian Value Fund
         Name                      Shares           (%)               Shares          (%)
         ----                      ------           ---               ------          ---
         Richard Aster........      ____           ____                ____           ____
         James B. Glavin......      ____           ____                ____           ____
         Michael Stolper......      ____           ____                ____           ____
         Gregg B. Keeling.....      ____           ____                ____           ____
         Herbert C. Kay.......      ____           ____                ____           ____
         Michael S. Erickson..      ____           ____                ____           ____

         As of September 30, 1999 the following persons were known to own, beneficially or of record, five percent or more of Meridian Fund's outstanding shares:

         As of September 30, 1999 the following persons were known to own, beneficially or of record, five percent or more of Meridian Value Fund's(R) outstanding shares:


                              INVESTMENT MANAGEMENT

         Meridian has retained as investment adviser for each Fund, Aster Capital Management, Inc. ("Aster" or the "Investment Adviser"), 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, California 94939. The Investment Adviser is a registered investment adviser initially incorporated in 1985 and organized as a Subchapter S corporation. Richard F. Aster, Jr. owns 94% of the Investment Adviser and as a result may be deemed to be "in control" of the Investment Adviser. Mr. Aster is President and a Director of Meridian and of the Investment Adviser.

         INVESTMENT MANAGEMENT AGREEMENT - The Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreement") with the Investment Adviser, dated January 1, 1986, as amended to date, provides that the Investment Adviser will advise each Fund with respect to its investments and will determine the securities purchased or sold by the Funds.

         Under the Management Agreement, the Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical, and bookkeeping functions of Meridian, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies and postage used at the offices of the Funds. The costs of sales and advertising materials are borne by the Investment Adviser. The Funds will pay all expenses not assumed by the Investment Adviser. Each Fund's expenses include: custodian, stock transfer, and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to stockholders; cost of the printing and distributing of prospectuses of the Fund and supplements thereto to the Fund's stockholders; taxes; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Meridian Directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the Fund. Expenses which relate to both Funds (such as, for example, the fees and expenses paid to the Board of Directors) are allocated between Funds by the Investment Adviser in a reasonable manner.

         The Management Agreement has been approved by the Board of Directors to remain in effect until October 31, 2000, and will continue in effect from year to year thereafter if that continuance is approved as to a particular Fund at least annually by (i) either the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of Meridian who are not parties to the Management Agreement or interested persons (as that term is defined in the 1940 Act) of any such party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. The stockholders initially approved the Management Agreement on October 25, 1985. The Board of Directors, including a majority of the non-interested members, initially approved the Management Agreement on September 30, 1985.

         The Management Agreement is nonassignable and will terminate automatically upon assignment. Either party may terminate the Management Agreement at any time without penalty on 60 days' written notice. Amendments to the Management Agreement require the approval of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Investment Adviser shall not be liable under the Management Agreement to Meridian or to stockholders of a Fund for any error of judgment, act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

         As compensation for the services the Investment Adviser provides the Funds under the Management Agreement, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended June 30, 1999, 1998 and 1997 the amounts of the advisory fees earned by the Investment Adviser:

                       Fiscal Year                     Fiscal Year                   Fiscal Year
                   ended June 30, 1999             ended June 30, 1998           ended June 30, 1997

                      Contractual                      Contractual                   Contractual
                     Advisory Fees                    Advisory Fees                 Advisory Fees
                     -------------                    -------------                 -------------
Meridian Fund       $2,769,180.29                      $2,679,074                     $2,897,147
Meridian Value
Fund(R)             $  176,136.80                      $   90,889                     $   55,055

         The Investment Adviser has agreed in the Management Agreement to limit each Fund's expenses as described in the Prospectus. For the fiscal years ended June 30, 1999, 1998 and 1997, no reductions in fees or reimbursement of expenses were required by the terms of that agreement.

         Aster and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual rectification of compliance with code of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Orders for a Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of each Fund is to obtain the best available prices in its portfolio transactions taking into account a broker's services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer and the Investment Adviser expects that a number of broker-dealers will be used in various transactions. The Investment Adviser evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Adviser and its clients. Purchases and sales in typical transactions executed in the over-the-counter market generally will be transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.

         When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to the Investment Adviser or its affiliate, Aster Investment Management Co., Inc., or has sold shares of the Fund or other funds served by the Investment Adviser. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund and/or of other accounts served by the Investment Adviser or Aster Investment Management Co., Inc. if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. Substantially all of the total brokerage commissions paid by the Meridian Fund during the period July 1, 1997 through June 30, 1999, were paid to brokers so selected.

         The Board of Directors has adopted a policy which permits the Investment Adviser, subject to the objective of obtaining the best execution, to consider a broker-dealer's sale of Fund shares as a factor in selecting from among broker-dealers qualified to offer comparable prices and execution of portfolio transactions. This policy does not imply a commitment by a Fund to execute portfolio transactions through all broker-dealers who sell shares of the Fund. Meridian has executed transactions, subject to obtaining the best execution, with broker-dealers who have marketed Fund shares. The Board of Directors will monitor executions of portfolio transactions periodically to assure itself that the best execution objective continues to be paramount in the selection of executing broker-dealers.

         Meridian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other services. Meridian does not authorize the payment of commissions to brokers, in recognition of their having provided research, statistical or other related services, or of their having sold Fund shares, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

         The Investment Adviser may perform investment management services for various clients. There may be occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Investment Adviser or Aster Investment Management Co., Inc. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Investment Adviser believes that to do so will be in the best interest of its clients, including the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds.

         A Fund, in some instances, may deal in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market-makers; but, when necessary in order to obtain the best price and execution, it will utilize the services of others.
Each Fund in all cases will attempt to negotiate the best market price and execution.

         The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

         A Fund may hold foreign equity securities in the form of American Depository Receipts or Shares (ADRs), European Depository Receipts (EDRs), Continental Depository Receipts (CDRs) or securities convertible into foreign equity securities. ADRs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         For the fiscal years ended June 30, 1997, 1998 and 1999 the Funds paid total brokerage commissions as follows:



                                         1997                1998                1999
         Meridian Fund                $331,721            $427,887            $351,073
         Meridian Value Fund(R)        $95,529             $54,154             $57,394


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus provides general information concerning the purchase and redemption of each Fund's shares. The following discussion explains further some of that information and discloses certain policies not presented in the Prospectus.

         PRICE OF SHARES - Each Fund calculates the net asset value per share in the following manner:

         1. Securities listed or traded on the New York Stock Exchange ("NYSE") are valued at the last sale price or, if no sale, at the last-reported bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a major dealer in bonds. However, when such prices are unavailable or in circumstances where the Investment Adviser deems it appropriate to do so, another bond pricing service or an over-the-counter or exchange quotation may be used. United States Treasury Bills, and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days normally are valued at the mean of representative quoted bid and asked prices or, if such prices are not available, quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day unless the Board determines that this does not represent the securities' fair value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. The fair value of all other assets is added to the value of securities to derive the Fund's total assets.

         2. The NYSE and Meridian's Transfer Agent will be closed, and the Funds will not compute their respective net asset values, on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Also, neither Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received.

         3. The liabilities of the Fund, including proper accruals of taxes and other expense items, are deducted from the Fund's total assets to derive the Fund's net asset value.

         4. The net asset value is divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

         REJECTION OF ORDERS - Any purchase order may be rejected by Meridian.

         THE OPEN ACCOUNT - When you make an initial investment in a Fund, a stockholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive from the Transfer Agent a confirmation statement showing the current transaction in your account along with a summary of the status of the account as of the transaction date.

         SHARE CERTIFICATES - Share certificates are issued only for full shares, and only upon your specific request to the Transfer Agent. You may request issuance of certificates representing all or any part of the full shares in your account. Meridian will not charge you for the issuance of certificates.

         AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may indicate at any time a choice of certain elections with respect to income dividends and capital gain distributions. You may elect to have both income dividends and capital gain distributions declared on your shares of a Fund reinvested automatically in additional shares of the Fund at the closing net asset value per share on the reinvestment date determined by the Board of Directors. You also may elect to receive income dividends in cash while accepting capital gain distributions in additional shares of the Fund. Alternatively, you may elect to receive both income dividend and capital-gain distributions in cash. If you make no election, all dividend and capital-gain distributions will be applied automatically to the purchase of shares of the Fund at net asset value per share. You may change these elections at any time by written notification to the Fund's Transfer Agent, but, to be effective as to a particular distribution, the change must be received by the Transfer Agent sufficiently in advance of the reinvestment date (approximately 10 business days) to permit the change to be entered in your record. The Federal income tax status of income dividends and capital gain distributions is the same whether taken in cash or reinvested in shares of a Fund.

         Dividend and capital-gain distributions on all shares in your account are reinvested in full and fractional shares at the net asset value per share unless you instruct the Fund to do otherwise.

         SUSPENSION OF REDEMPTION - The redemption price of redeemed shares of a Fund will be paid on or before the seventh day following proper tender, except a postponement may be permissible under the 1940 Act when (a) the New York Stock Exchange is closed (other than for weekends and holidays) or trading on the NYSE is restricted, (b) an emergency exists making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable, or (c) the SEC has by order permitted suspension of redemptions for the protection of the Fund's stockholders. The Commission, by rules and regulations, determines the conditions under which trading of securities are restricted and the conditions under which an emergency exists. Investment dealers handling redemption transactions may make a service charge. There is no charge as described in the foregoing paragraphs for redemption of shares tendered directly to the Transfer Agent.

         MANDATORY REDEMPTION - The Board of Directors has established a policy, which is subject to change, to require redemption of accounts of a Fund that drop as a result of redemptions to a value of less than $750 (determined, for this purpose only, as the greater of the stockholder's cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a stockholder before the involuntary redemption provision is made effective with respect to the stockholder's account. The stockholder will have no less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.


                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         Each Fund intends to separately meet all the requirements of, and has elected the tax status of, a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). In general, if the Fund distributes within specified times at least 90% of its net investment income and net short-term capital gains, it will be taxed only on that portion of its net investment income and net capital gain, if any, which it retains.

         To qualify, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year.

         Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities. Gains recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, under the election the Fund will not be subject to federal income tax or the interest charge with respect to certain distributions from or dispositions of its share of the PFIC.

         Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. In addition, if a stockholder receives a designated capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

         Under the Code, dividend distributions by a Fund to a nonresident alien individual, foreign trust (i.e., a trust over the administration of which a U.S. court is not able to exercise primary supervision and the substantial decisions of which one or more U.S. persons do not have authority to control), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation or foreign partnership (together, a "foreign stockholder") investing in the Fund will be subject to federal withholding tax (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld is generally not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign stockholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign stockholder, in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions are generally not subject to tax withholding applicable to foreign stockholders.

         The Funds may be required to pay withholding and other taxes imposed by foreign countries on income attributable to such foreign countries which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Fund consists of securities of foreign issuers, the Fund will be eligible to elect to "pass through" foreign tax credits to stockholders.

         However, each Fund does not expect to qualify for this election. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual tax rate applicable to net capital gains is 20% and the maximum corporate marginal tax rate applicable to ordinary income and capital gain is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000).

         Distributions which are designated by a Fund as capital gain distributions will be taxed to stockholders as long-term term capital gain (to the extent such distributions do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a stockholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the stockholders not later than 60 days after the close of the Fund's taxable year.

         Corporate stockholders of a Fund may be eligible for the dividends-received deduction on the dividend distributions paid by the Fund to the extent that the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate stockholder must hold the Fund shares paying the dividends upon which the deduction is claimed for at least 46 days during a 90 day period that begins 45 days prior to the date upon which the stockholder became entitled to the distribution, and the Fund must have held the shares of corporate stock giving rise to the dividend for at least 46 days during a 90 day period that begins 45 days prior to the date upon which the Fund became entitled to the dividend.

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The effective date of the New Regulations has been extended to apply to payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign stockholders which will be subject to federal income tax withholding.

         The foregoing is limited to a summary of certain federal tax matters. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. You should consult your own tax adviser for additional details and the possible effect of the Code on your particular tax status.


                               INVESTMENT RESULTS

         Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                P(1+T)(n) = ERV

         The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

         The following assumptions will be reflected in computations of average annual total return: (1) all share sales at net asset value, without a sales load deduction from the $1000 initial investment; (2) reinvestment of dividends and capital gains distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. Total annual average return may be calculated for one year, five years, ten years and for other periods, and will be updated on a quarterly basis.

         The calculation of nonstandardized total returns for a Fund differs from the calculation of standardized average annual total returns only in that nonstandardized total returns relate to nonstandardized periods, and in that they represent aggregate (rather than average) total return.

         Investment results of each Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund and should not be considered representative of what an investment in the company may earn in any future period.

         The Funds may in advertising refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the Funds may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

         A Fund may from time to time compare its investment results with, e.g., the following

         (1) The Standard & Poor's 500 Composite Stock Price Index, which is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

         (2) The Russell 2000 Index, which is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

         (3) 3-months weekly average yield of 90-day U.S. Treasury Bills, as reported by the Federal Reserve Bank of St. Louis.

         (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).


                       FURTHER INFORMATION ABOUT MERIDIAN

         DESCRIPTION OF COMMON STOCK - There are no conversion or preemptive rights in connection with any shares of the Funds. All shares of each Fund when duly issued will be paid in full and non-assessable. The rights of the holders of shares of Common Stock of a Fund may not be modified except by vote of the majority of the outstanding voting securities of that Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated at net asset value per share at the time a stockholder account is closed.

         Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds (in the aggregate) voting for the election of directors can elect 100% of the directors if they wish to do so. In such event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                             ADDITIONAL INFORMATION

         STOCKHOLDER REPORTS - The fiscal year of each Fund ends on June 30 of each year. Each Fund will issue to its stockholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities and audited annual financial statements. Stockholders, in addition, will receive unaudited quarterly statements of the status of the Fund. The Federal income tax status of stockholders' distributions also will be reported to stockholders after the end of each calendar year.

         LEGAL OPINIONS - The validity of the shares offered by this Prospectus has been passed upon by Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington D.C. 20006. Morrison & Foerster acts as counsel to Meridian and to the Investment Adviser in various matters.

         INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 555 California Street, San Francisco, California 94104, have been appointed as independent accountants for Meridian. The financial statements of the Funds as of June 30, 1999 included in the Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

         CUSTODIAN AND TRANSFER AGENT - First Data Investor Services Group, Inc. ("First Data"), with offices at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406 serves as the coordinator for custody services provided by the custodian and as transfer agent for the Funds under a Custody Administration and Agency Agreement. The Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Funds' custodian under a separate Custody Agreement.

         SHAREHOLDER AND ACCOUNTING SERVICES - First Data also provides the Funds with shareholder services under a Shareholder Services Agreement and accounting services under an Accounting Services Agreement.

         REGISTRATION STATEMENT - The Prospectus and this SAI, together, do not contain all of the information set forth in the Fund's registration statement and related forms filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement and related forms may be inspected at the Public Reference Room of the Commission at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Meridian's registration statement, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

         Audited financial statements and the accompanying Auditors' Report for the fiscal year ended June 30, 1999 for the Meridian Fund and Meridian Value Fund(R), as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 1999, are incorporated herein by reference to that report.

                             MERIDIAN FUND, INC.(R)

                                  -------------

                                    FORM N-1A
                                  -------------

                                     PART C
                                  -------------


Item 23.  Exhibits

                  (a)      Articles of Incorporation (previously filed).

                  (b)      By-Laws (previously filed).

                  (c) Instruments Defining Rights of Security Holders (not applicable).

                  (d) Form of Investment Management Agreement (previously filed).

                  (e)      Underwriting Contracts (not applicable).

                  (f)      Bonus or Profit Sharing Contracts (not applicable).

                  (g)(1) Form of Custodian Agreement and Depository Contract, as amended (previously filed).

                  (h)(1) Form of Custody Administration and Agency Agreement (previously filed).

                  (h)(2) Form of Shareholder Services Agreement (previously filed).

                  (h)(3) Form of Accounting Services Agreement (previously filed).

                  (i) Legal Opinion (filed as an Exhibit to Amendment 17 to registrant's Form N-1A Registration Statement on October 28, 1998 and incorporated herein by reference).

                  (j)      Consent of Independent Public Accountants.

                  (k) Financial Statements omitted from Item 22 (not applicable).

                  (l) Form of Investment Representation Agreement (previously filed).

                  (m)      Rule 12b-1 Plan (not applicable).

                  (n)      Rule 18f-3 Plan (not applicable).

Item 24:

Persons Controlled by or Under Common Control with Registrant:  None

Item 25:  Indemnification

         Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and (I) in the case of conduct in the director's official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, (ii) in all other cases, in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         Subsection (B) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation.

         Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Subsection (B), he shall be indemnified against reasonable expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 2-418.

         Article V of the Bylaws of the Fund contains indemnification provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended, and to Investment Company Act Release No. 11330 (September 4, 1980). These Bylaws provide "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by
(a) a vote of a majority of a quorum of directors who are neither "interested persons" of the company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the Fund's Articles of Incorporation and Bylaws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore unenforceable. The Fund, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue in the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered.

Item 26: Business and Other Connections of Investment Adviser

         See the material following the caption "Investment Management" appearing as a portion of Part A and Part B hereof.

Item 27: Principal Underwriter

         (a)      None
         (b)      None
         (c)      None

Item 28: Location of Accounts and Records

         Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Funds and their investment adviser located at 60 E. Sir Francis Drake Boulevard, Wood Island, Suite 306, Larkspur, California. Records covering shareholder accounts and portfolio transactions are maintained and kept also by the Fund's transfer agent, First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, and custodian, Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29: Management Services

None

Item 32: Undertakings

Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur and State of California on the ____ day of __________, 1999.

                       MERIDIAN FUND, INC.(R) (Registrant)
                            /s/ RICHARD F. ASTER, JR.
                        Richard F. Aster, Jr., President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

*Richard F. Aster, Jr.     Director and Principal             __________, 1999
  Richard F. Aster, Jr.    Executive Officer

*Michael S. Erickson       Director                           __________, 1999
  Michael S. Erickson

*James B. Glavin           Director                           __________, 1999
  James B. Glavin

*Herbert C. Kay            Director                           __________, 1999
  Herbert C. Kay

*Michael Stolper           Director                           __________, 1999
  Michael Stolper

*Gregg B. Keeling          Principal Financial Officer,       __________, 1999
  Gregg B. Keeling         Principal Accounting Officer,
                           Treasurer and Secretary

*By:     /s/  RICHARD F. ASTER, JR.
         Richard F. Aster, Jr.,
         Attorney-in-Fact

                                  EXHIBIT INDEX

                             MERIDIAN FUND, INC.(R)
                              AMENDMENT NO. ___ TO
                        FORM N-1A REGISTRATION STATEMENT

                                FILE NO. 811-4014


Exhibit No.        Title of Exhibit
-----------        ----------------
    (j)            Consent of Independent Public Accountants